                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the registrant  [x]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement               [ ] Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[x]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

             NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, schedule or registration statement no.:

(3)  Filing party:

(4)  Date filed:

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS --                                            Chicago, Illinois
DECEMBER 9, 1998                                              60606
                                                              800-257-8787

NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.

November 3, 1998

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund and Nuveen Pennsylvania Premium Income Municipal Fund 2, each a Massachusetts business trust, and Nuveen New Jersey Investment Quality Municipal Fund, Inc. and Nuveen New Jersey Premium Income Municipal Fund, Inc., each a Minnesota corporation (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, December 9, 1998, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1. To elect eight (8) Members to the Board of each Fund as outlined below to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

    i) six (6) Board Members to be elected by the holders of common shares and Municipal Auction Rate Cumulative Preferred ("MuniPreferred"), voting together as a single class, and;

    ii) two (2) Board Members to be elected by the holders of MuniPreferred only, voting as a single class.

2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1999.

Shareholders of record of each Fund at the close of business on October 13, 1998 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
NOVEMBER 3, 1998                                              Chicago, Illinois
                                                              60606
                                                              800-257-8787

NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees or Board of Directors, as the case may be, (each a "Board" and each trustee or director a "Board Member") of each of Nuveen Florida Investment Quality Municipal Fund ("Florida Investment"), Nuveen Florida Quality Income Municipal Fund ("Florida Quality"), Nuveen Insured Florida Premium Income Municipal Fund ("Insured Florida"), Nuveen Pennsylvania Investment Quality Municipal Fund ("Pennsylvania Investment"), Nuveen Pennsylvania Premium Income Municipal Fund 2 ("Pennsylvania Premium"), Nuveen New Jersey Investment Quality Municipal Fund, Inc. ("New Jersey Investment") and Nuveen New Jersey Premium Income Municipal Fund, Inc. ("New Jersey Premium") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on December 9, 1998 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in the Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

-----------------------------------------------------------------------------------
 MATTER                                          COMMON SHARES    MuniPreferred(1)
-----------------------------------------------------------------------------------
 Election of Board Members by all Shareholders        X                  X
 (Robert P. Bremner, Lawrence H. Brown, Anthony
 T. Dean, Anne E. Impellizzeri, Peter R. Sawers
 and Judith M. Stockdale nominated)
-----------------------------------------------------------------------------------
 Election of Board Members by MuniPreferred          N/A                 X
 only (William J. Schneider and Timothy R.
 Schwertfeger nominated)
-----------------------------------------------------------------------------------
 Ratify Selection of Auditors                         X                  X
-----------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulated Preferred."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes"' (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of New Jersey Investment and New Jersey Premium, abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of each other Fund, abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on October 13, 1998 will be entitled to one vote for each share held. As of October 13, 1998, shares of the Funds were issued and outstanding as follows:

------------------------------------------------------------------------------------
               FUND                      COMMON SHARES           MuniPreferred
------------------------------------------------------------------------------------
 Florida Investment                        16,291,510             2,200 Series T
                                                                  2,200 Series F
------------------------------------------------------------------------------------
 Florida Quality                           14,414,859             1,700 Series M
                                                                  1,700 Series TH
                                                                  800 Series F
------------------------------------------------------------------------------------
 Insured Florida                           14,290,929             1,640 Series W
                                                                  2,800 Series TH
------------------------------------------------------------------------------------
 Pennsylvania Investment                   15,923,101             2,400 Series W
                                                                  2,000 Series TH
------------------------------------------------------------------------------------
 Pennsylvania Premium                      15,747,463             844 Series M
                                                                  2,080 Series TH
                                                                  1,800 Series F
------------------------------------------------------------------------------------
 New Jersey Investment                     19,780,876             3,200 Series M
                                                                  2,000 Series TH
------------------------------------------------------------------------------------
 New Jersey Premium                        11,932,865             624 Series T
                                                                  1,440 Series W
                                                                  1,600 Series TH
------------------------------------------------------------------------------------

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about November 3, 1998.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting, eight (8) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents, holders of MuniPreferred, under normal circumstances, are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class.

The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting of each Fund (except New Jersey Investment and New Jersey Premium) will be required to elect the Board Members of that Fund. For New Jersey Investment and New Jersey Premium, the affirmative vote of a majority of the shares present and entitled to vote at each Fund's Annual Meeting will be required to elect the Board Members of that Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The table below shows each nominee's age, principal occupations and other business affiliations and the year in which each nominee was first elected or appointed a Board Member of each Fund. All of the nominees were last elected to the Board at the 1997 annual meeting of shareholders.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES
--------------------------------------------------------------------------------

                                                                   FULL COMMON SHARES
                                                                   BENEFICIALLY OWNED
                                                                   SEPTEMBER 30, 1998
NAME, AGE, AND PRINCIPAL OCCUPATIONS                               ------------------
  OF NOMINEES AS OF SEPTEMBER 30,        YEAR FIRST ELECTED OR            THE
              1998(1)                   APPOINTED A BOARD MEMBER         FUNDS
-------------------------------------------------------------------------------------
Robert P. Bremner, 58                 1997--All Funds                               0
Board Member of the Funds; private
investor and management consultant.
Lawrence H. Brown, 64                 1993--All Funds                               0
Board Member of the Funds; retired
in August 1989 as Senior Vice
President of The Northern Trust
Company.
*Anthony T. Dean, 53                  1996--All Funds                               0
Board Member and President of the
Funds advised by Nuveen Advisory
Corp. (since July 1996); Chairman
(since July 1996) and Trustee (since
August 1994), formerly President
(from August 1994 to July 1996) of
the Funds advised by Nuveen
Institutional Advisory Corp.;
President (since July 1996) and
Director, previously Executive Vice
President, of The John Nuveen
Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp.
and Nuveen Institutional Advisory
Corp.; President and Director (since
January 1997) of Nuveen Asset
Management Inc.; Chairman and
Director (since September 1997) of
Rittenhouse Financial Services Inc.
Anne E. Impellizzeri, 65              1994--All Funds                               0
Board Member of the Funds; Executive
Director of Manitoga (Russell
Wright's design/home and landscape);
formerly President and Chief
Executive Officer of Blanton-Peale
Institute.

BOARD NOMINEES CONTINUED
--------------------------------------------------------------------------------

                                                                   FULL COMMON SHARES
                                                                   BENEFICIALLY OWNED
                                                                   SEPTEMBER 30, 1998
NAME, AGE, AND PRINCIPAL OCCUPATIONS                               ------------------
  OF NOMINEES AS OF SEPTEMBER 30,        YEAR FIRST ELECTED OR            THE
              1998(1)                   APPOINTED A BOARD MEMBER         FUNDS
-------------------------------------------------------------------------------------
Peter R. Sawers, 65                   1991-- Florida Investment                     0
Board Member of the Funds; Adjunct          Florida Quality
Professor of Business and Economics,        Pennsylvania
University of Dubuque, Iowa; Adjunct        Investment
Professor, Lake Forest Graduate             New Jersey Investment
School of Management, Lake Forest,    1992-- Insured Florida
Illinois; Chartered Financial               New Jersey Premium
Analyst; Certified Management         1993--Pennsylvania Premium
Consultant.
William J. Schneider, 54(2)           1997--All Funds                               0
Board Member of the Funds; Senior
partner, Miller-Valentine Partners;
Vice President, Miller-Valentine
Realty, Inc.
*Timothy R. Schwertfeger, 49(2)       1994--All Funds                               0
Board Member of the Funds (since
July 1994) and Chairman (since July
1996); formerly President (since
July 1994 to July 1996) of the Funds
advised by Nuveen Institutional
Advisory Corp.; Chairman (since July
1996) and Director, previously
Executive Vice President, of The
John Nuveen Company, John Nuveen &
Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional
Advisory Corp; Chairman and Director
(since January 1997) of Nuveen Asset
Management Inc.
Judith M. Stockdale, 50               1997--All Funds                               0
Board Member of the Funds; Executive
Director (since 1994) of the Gaylord
and Dorothy Donnelley Foundation;
prior thereto, Executive Director
(from 1990 to 1994) of the Great
Lakes Protection Fund.
-------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of September 30, 1998, nominees for the Board of the Funds were board members of 37 Nuveen open-end funds and 52 Nuveen closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). In addition, Messrs. Dean and Schwertfeger are also board members of five open-end and five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC Funds")

(2) Messrs. Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds.

Each of the Funds are state-specific funds which pay interest exempt from regular federal, state, and in some instances, local income taxes to residents of that state. The Funds would not ordinarily be appropriate investments for persons who are not residents of those states. As none of the Board Members reside in Florida, Pennsylvania or New Jersey, none of the

Board Members hold shares of any of the Funds. The following Board Members own shares of other NAC Funds and the NIAC Funds referred to in footnote (1) above (excluding money market funds): R. Bremner 11,297 shares; L. Brown 6,965 shares;
A. Dean 19,348 shares; A. Impellizzeri 3,110 shares; P. Sawers 11,755 shares; W. Schneider 22,447 shares; and T. Schwertfeger 219,864 shares. Certain of the aforementioned shares beneficially owned by Messrs. Dean, Schwertfeger and Schneider represent shares held jointly with, or in the name of their respective spouses. In addition, Mr. Bremner disclaims ownership of the above shares, all of which are held in his wife's name.

The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $32,500 annual retainer for serving as a board member of all closed-end funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee or the dividend committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Deferred Compensation Plan pursuant to which a Board Member of that Fund may elect to have all or a portion of the Board Member's fee deferred. Board Members may defer fees for any calendar quarter by the execution of a Deferral Election Form prior to the beginning of the calendar quarter during which the Board Member wishes to begin deferral. In addition, the Board Members who are not affiliated with Nuveen or the Advisor receive a $27,500 annual retainer for services as a board member of all open-end funds sponsored by Nuveen and managed by the Advisor and similar per day meeting and other expenses.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its fiscal year ended June 30, 1998 and the total compensation that Nuveen Funds accrued for each Board Member during the calendar year 1997.

                                                                                                                     TOTAL
                                                                                                                  COMPENSATION
                                                                                                                  NUVEEN FUNDS
                                                                                                                  ACCRUED FOR
                       ----------------------------------AGGREGATE-COMPENSATION-FROM-THE-FUNDS------------------BOARD-MEMBERS(1)
       NAME OF          FLORIDA     FLORIDA   INSURED   PENNSYLVANIA   PENNSYLVANIA   NEW JERSEY   NEW JERSEY
    BOARD MEMBER       INVESTMENT   QUALITY   FLORIDA    INVESTMENT      PREMIUM      INVESTMENT    PREMIUM
--------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner            $550      $516      $517           $548           $536         $620         $462         $58,780(2)
Lawrence H. Brown             590       552       553            588            574          668          492             76,000
Anne E. Impellizzeri          550       516       517            548            536          620          462             71,750
Peter R. Sawers               550       516       517            548            536          620          462             71,750
William J. Schneider          550       516       517            548            536          620          462          58,780(2)
Judith M. Stockdale           535       503       504            534            522          602          451          32,000(2)
--------------------------------------------------------------------------------------------------------------------------------

(1) Includes compensation for service on the boards of the NAC Funds.
(2) Messrs. Bremner and Schneider were appointed to the Board of the Funds in May 1997 and were elected to the Boards of other NAC Funds in January 1997. Ms. Stockdale was appointed to the Board of the NAC Funds, including the Funds, in July 1997.
 6

Anthony T. Dean, Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee of each Fund, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. Prior to the formation in July 1997 of the dividend committee described below, the Funds held two executive committee meetings during the last fiscal year for the purpose of declaring dividends. Mr. Schwertfeger was not in attendance at these meetings and therefore did not attend 75% of all committee meetings of which he is a member.

Anthony T. Dean and Lawrence H. Brown are the members of the dividend committee for each Fund. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held twelve meetings during its last fiscal year.

Each Fund's Board has an audit committee composed of Robert P. Bremner, Lawrence
H. Brown, Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider and Judith
M. Stockdale, Board Members who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating committee composed of the Board Members who are not "interested persons"' of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The nominating committee of each Fund held one meeting during its last fiscal year. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

The Board of each Fund held six meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof), except as described above.

Each Fund has the same executive officers. The following table sets forth information as of September 30, 1998 with respect to each executive officer of the Funds, other than executive officers who are Board Members and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 1999.

------------------------------------------------------------------------------------
NAME, AGE AND PRINCIPAL OCCUPATIONS
FOR THE PAST FIVE YEARS                             POSITIONS AND OFFICES WITH FUNDS
------------------------------------------------------------------------------------
Alan G. Berkshire, 37                               Vice President and Assistant
Vice President and General Counsel (since           Secretary (since 1998)
September 1997) and Secretary (since May 1998)
of The John Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; prior thereto,
Partner in the law firm of Kirkland & Ellis.

Michael S. Davern, 41                               Vice President (since 1998)
Vice President of Nuveen Advisory Corp. (since
January 1997); prior thereto, Vice President and
Portfolio Manager of Flagship Financial Inc.

------------------------------------------------------------------------------------
NAME, AGE AND PRINCIPAL OCCUPATIONS
FOR THE PAST FIVE YEARS                             POSITIONS AND OFFICES WITH FUNDS
------------------------------------------------------------------------------------
Lorna C. Ferguson, 52                               Vice President (since 1998)
Vice President of John Nuveen & Co. Incorporated
and (since January 1998) of Nuveen Advisory
Corp. and Nuveen Institutional Advisory Corp.

William M. Fitzgerald, 34                           Vice President (since 1996)
Vice President of Nuveen Advisory Corp. (since
December 1995); prior thereto, Assistant Vice
President (from September 1992 to December 1995)
of Nuveen Advisory Corp.; Chartered Financial
Analyst.

Stephen D. Foy, 44                                  Vice President and Controller
Vice President of John Nuveen & Co. Incorporated    (since 1998)
and (since 1998) The John Nuveen Company.

J. Thomas Futrell, 43                               Vice President (since 1991)
Vice President of Nuveen Advisory Corp;
Chartered Financial Analyst.

Richard A. Huber, 35                                Vice President (since 1998)
Vice President of Nuveen Advisory Corp. (since
January 1997); prior thereto, Vice President and
Portfolio Manager of Flagship Financial Inc.

Steven J. Krupa, 41                                 Vice President (since 1991)
Vice President of Nuveen Advisory Corp.

Larry W. Martin, 47                                 Vice President (since 1993) and
Vice President, Assistant Secretary and             Assistant Secretary (since 1991)
Assistant General Counsel of John Nuveen & Co.
Incorporated; Vice President and Assistant
Secretary of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; Assistant
Secretary of The John Nuveen Company.

Edward F. Neild, IV, 33                             Vice President (since 1996)
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp. (since
September 1996); prior thereto, Assistant Vice
President of Nuveen Advisory Corp. (from
December 1993 to September 1996) and Nuveen
Institutional Advisory Corp. (from May 1995 to
September 1996); Chartered Financial Analyst.

Stephen S. Peterson, 41                             Vice President (since 1997)
Vice President (since September 1997) of Nuveen
Advisory Corp.; prior thereto, Assistant Vice
President (from September 1996 to September
1997) and Portfolio Manager (from 1991 to 1996)
of Nuveen Advisory Corp.; Chartered Financial
Analyst.

Stuart W. Rogers, 42                                Vice President (since 1998)
Vice President of John Nuveen & Co.
Incorporated.

Thomas C. Spalding, Jr., 47                         Vice President (since 1987)
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.; Chartered
Financial Analyst.

------------------------------------------------------------------------------------
 NAME, AGE AND PRINCIPAL OCCUPATIONS
 FOR THE PAST FIVE YEARS                            POSITIONS AND OFFICES WITH FUNDS
------------------------------------------------------------------------------------
H. William Stabenow, 64                             Vice President & Treasurer
Vice President and Treasurer of The John Nuveen     (since 1991)
Company, John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen Institutional Advisory
Corp.

William S. Swanson, 33                              Vice President (since 1998)
Vice President of John Nuveen & Co. Incorporated
(since October 1997), prior thereto, Assistant
Vice President (from September 1996 to October
1997); formerly, Associate of John Nuveen & Co.
Incorporated; Chartered Financial Analyst.

Gifford R. Zimmerman, 42                            Vice President (since 1993) and
Vice President, Assistant Secretary and             Secretary (since 1998)
Associate General Counsel of John Nuveen & Co.
Incorporated; Vice President and Assistant
Secretary of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; Assistant
Secretary of The John Nuveen Company (since May
1994).
------------------------------------------------------------------------------------

On September 30, 1998, Board Members and executive officers of the Funds as a group beneficially owned 373,062 Common Shares of all the NAC Funds and the NIAC Funds (excluding money market funds) and as a group did not beneficially own any Common Shares or shares of MuniPreferred of any Fund. As of October 13, 1998, no person was known to the Funds to have owned beneficially more than five percent of the Common Shares or any series of MuniPreferred of any Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons"' of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending June 30, 1999. Ernst & Young LLP has served each Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be available to respond to any appropriate questions raised at the Annual Meeting and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and Board Members, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended June 30, 1998, all Section 16(a) filing requirements applicable to that Fund's officers and Board Members, investment adviser and affiliated persons of the investment adviser were complied with.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1999, a shareholder proposal submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than July 6, 1999. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to a Fund of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than September 19, 1999.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged D.F. King & Co., Inc. to assist in the solicitation of proxies at an estimated cost (plus reasonable expenses) of $2,500 per Fund.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following such Funds' fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report upon request. Such written or oral request should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Funds' Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                                                 NQF1298

     Please fold and detach at perforation.  Return the Proxy Ballot only.
PROXY                                                                      PROXY

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 9, 1998

The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean, Alan
G. Berkshire and Gifford R. Zimmerman, and each of them, with full powers of substitution, Proxies for the undersigned to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders of the Fund referenced on the reverse side to be held on December 9, 1998, or any adjournment or adjournments thereof as indicated on the reverse side.

BALLOT PROPOSALS:

1.   Election of Trustees:
     Nominees: Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Peter R. Sawers, Judith M. Stockdale.
     Nominees:  by holders of Municipal Auction Rate Cumulative Preferred only:
     William J. Schneider, Timothy R. Schwertfeger.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1999.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF TRUSTEES' RECOMMENDATIONS. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                      VOTE, SIGN AND DATE ON REVERSE SIDE

WHETHER OR NOT YOU PLAN TO JOIN US AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND VOTE THE PROXY BALLOT AND RETURN TO OUR PROXY TABULATOR IN THE ENCLOSED POST-AGE PAID ENVELOPE.

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF TRUSTEES AND FOR THE PROPOSAL SET FORTH ON THIS PROXY, AND IN THE DISCRETION OF THE PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

     Please fold and detach at perforation.  Return the Proxy Ballot only.

NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND

1.   Election of Trustees: (See Nominees on reverse side)              FOR                 WITHHOLD
                                                                   all nominees      authority to vote for
     INSTRUCTIONS:                                                  (except as          all nominees
     To withhold authority to vote for one or more nominees,     indicated at left)
     write the nominee's name(s) on the line below.                    / /                  / /

     __________________________________


2.   Ratification of Ernst & Young LLP.                          FOR            AGAINST          ABSTAIN
                                                                 / /              / /             / /




                                                              NOTE:  Please sign exactly as your name
                                                              appears on this Proxy.  If signing for
                                                              estates, trusts or corporations, title
                                                              or capacity should be stated. If shares
                                                              are held jointly, each holder should
                                                              sign.


                                                              Date: _______________, 1998



                                                              ____________________________________
                                                              Signature(s)

     Please fold and detach at perforation.  Return the Proxy Ballot only.
PROXY                                                                      PROXY

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 9, 1998


The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean, Alan
G. Berkshire and Gifford R. Zimmerman, and each of them, with full powers of substitution, Proxies for the undersigned to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders of the Fund referenced on the reverse side to be held on December 9, 1998, or any adjournment or adjournments thereof as indicated on the reverse side.

BALLOT PROPOSALS:

1.   Election of Trustees:
     Nominees: Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Peter R. Sawers, Judith M. Stockdale.
     Nominees:  by holders of Municipal Auction Rate Cumulative Preferred only:
     William J. Schneider, Timothy R. Schwertfeger.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1999.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF TRUSTEES' RECOMMENDATIONS. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                      VOTE, SIGN AND DATE ON REVERSE SIDE

WHETHER OR NOT YOU PLAN TO JOIN US AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND VOTE THE PROXY BALLOT AND RETURN TO OUR PROXY TABULATOR IN THE ENCLOSED POST-AGE PAID ENVELOPE.

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF TRUSTEES AND FOR THE PROPOSAL SET FORTH ON THIS PROXY, AND IN THE DISCRETION OF THE PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

     Please fold and detach at perforation.  Return the Proxy Ballot only.

NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
Preferred Stock, Series W and TH

1.   Election of Trustees: (See Nominees on reverse side)              FOR                 WITHHOLD
                                                                   all nominees      authority to vote for
     INSTRUCTIONS:                                                  (except as          all nominees
     To withhold authority to vote for one or more nominees,     indicated at left)
     write the nominee's name(s) on the line below.                    / /                  / /

     __________________________________


2.   Ratification of Ernst & Young LLP.                          FOR            AGAINST          ABSTAIN
                                                                 / /              / /             / /




                                                              NOTE:  Please sign exactly as your name
                                                              appears on this Proxy.  If signing for
                                                              estates, trusts or corporations, title
                                                              or capacity should be stated. If shares
                                                              are held jointly, each holder should
                                                              sign.


                                                              Date: _______________, 1998



                                                              ____________________________________
                                                              Signature(s)